UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

July 15, 2026

FIRST MID BANCSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13368	37-1103704
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1421 CHARLESTON AVENUE
MATTOON, IL	61938
(Address of Principal Executive Offices)	(Zip Code)

(217) 234-7454

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FMBH	Nasdaq Global Market

Item 1.01 Entry into a Material Definitive Agreement.

On July 10, 2026, First Mid Bancshares, Inc. (the “Company”) executed a Promissory Note with Bankers’ Bank (the “Lender”), in the original principal amount of $19,709,626.03 (the “Note”). The Note was issued pursuant to the Company’s existing Business Loan Agreement with the Lender, which was previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 15, 2026.

The Note bears interest at a fixed rate of 6.125% per annum, calculated on a 365/360 basis. The Company is required to make 38 regular monthly payments of $161,204.52, beginning July 28, 2026, followed by an estimated final balloon payment of $17,313,274.55 due on September 28, 2029, at which time all unpaid principal and accrued interest will be due and payable. The Note may be prepaid in whole or in part without penalty.

The Note refinances, and does not satisfy or discharge, a prior note dated September 28, 2022, which the Company assumed and which was previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 2, 2026.

The Note is secured by a Negative Pledge and Negative Assignment Agreement, dated July 10, 2026, between the Company and Lender, with respect to 100% of the issued and outstanding capital stock of First Mid Bank & Trust, National Association, the Company’s wholly owned bank subsidiary.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Promissory Note, dated July 10, 2026, by and between First Mid Bancshares, Inc. and Bankers’ Bank.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID BANCSHARES, INC.

Dated: July 15, 2026

By: /s/ Matthew K. Smith

Matthew K. Smith

President and Chief Executive Officer